Net Income (Loss) Per Ordinary Share	12 Months Ended
Dec. 31, 2022
Net Income (Loss) Per Ordinary Share [Abstract]
NET INCOME (LOSS) PER ORDINARY SHARE

NOTE 12 - NET INCOME (LOSS) PER ORDINARY SHARE:

The following table sets forth the computation of basic and diluted net income (loss) per ordinary share for the periods indicated. Net income (loss) per ordinary share calculations for all periods presented have been retrospectively adjusted to reflect the Reverse Stock Split, as discussed in Note 1(c).

	Year Ended December 31
	2022	2021 (*)	2020
	U.S. dollars in thousands
Basic net loss per Ordinary Share
Numerator:
Net loss from continuing operations	(27,667)	(26,534)	(19,635)
Dividend on Series E Redeemable Preferred	-	(2,710)	(3,428)
Dividend on Series D Redeemable Preferred	-	(4,023)	(5,090)
Dividend on Series C Redeemable Preferred	-	(1,426)	(1,805)
Dividend on Series B-2 Redeemable Preferred	-	(985)	(1,245)
Dividend on Series B-1 Redeemable Preferred	-	(394)	(498)
Dividend on Series A Redeemable Preferred	-	(1,792)	(2,264)
Numerator for basic and diluted net loss per common share net loss attributable to common stockholders	(27,667)	(37,864)	(33,965)

Denominator:
Denominator for basic and dilutive net loss per common share- adjusted weighted-average share	97,820,782	33,031,205	10,448,218

Basic and dilutive net loss per common share	(0.28)	(1.15)	(3.25)

(*) Pursuant to the Merger Agreement Closing, all the Company’s Preferred Shares were converted on a one-to-one basis into Company’s Ordinary Shares; The Company’s Articles of Association that was in effect prior the Merger Agreement Closing, stated that the Preferred Shares were entitled to dividend preference, according to which, upon declaration of dividend by the Company’s Board of Directors, such Preferred Shares shall be entitled to cumulative dividends as of their applicable issuance at an annual rate of 7% of the applicable Original Issue Price (compounded annually). Dividend on Redeemable Preferred Shares referred to the period that started on January 1, 2021 and ended on September 29, 2021 (Closing Date, refer to note 1(c)).

The following weighted-average Ordinary Shares of securities were not included in the computation of diluted net income (loss) per common share as their effect would have been antidilutive:

	2022	2021	2020
Options	14,913,114	16,028,893	15,257,902
Restricted Stock Units	3,270,669	-	-
Warrants liability	-	41,351	161,808
Private Warrants	3,330,000	1,683,500	-
Public Warrants	5,750,000	2,906,944	-
Forfeiture Shares	1,006,250	508,715	-
Redeemable Convertible Preferred A shares	-	24,584,645	32,901,384
Redeemable Convertible Preferred B-1 shares	-	7,524,342	9,957,400
Redeemable Convertible Preferred B-2 shares	-	13,950,841	18,670,270
Redeemable Convertible Preferred C shares	-	7,042,522	9,424,938
Redeemable Convertible Preferred D shares	-	14,431,585	19,313,646
Redeemable Convertible Preferred E shares	-	8,279,726	11,080,674

The number of Redeemable Convertible Preferred Shares and warrants liability have not been retrospectively adjusted to reflect the Reverse Stock Split in these consolidated financial statements as a result of the conversion to Ordinary Shares occurring simultaneously with the Reverse Stock Split.